CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lazare Kaplan International Inc. (the "Company") on Form 10-Q for the period ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Moryto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2009	By: /s/ William H. Moryto
William H. Moryto Vice President and Chief Financial Officer